UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2012

Date of reporting period: May 31, 2012

Item 1. Reports to Stockholders.

Annual Report

May 31, 2012

Schooner Fund

Class A
(SCNAX)

Schooner Global Absolute Return Fund

(SARIX)

Investment Advisor

Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Phone: 866-724-5997

Table of Contents

LETTERS TO SHAREHOLDERS	3

EXPENSE EXAMPLES	12

INVESTMENT HIGHLIGHTS	14

SCHOONER FUND
SCHEDULE OF INVESTMENTS	19
SCHEDULE OF OPTIONS WRITTEN	26

SCHOONER GLOBAL ABSOLUTE RETURN FUND
SCHEDULES OF INVESTMENTS AND
SECURITIES SOLD SHORT	30
SCHEDULE OF OPEN FUTURES CONTRACTS	31

STATEMENTS OF ASSETS AND LIABILITIES	32

STATEMENTS OF OPERATIONS	33

STATEMENTS OF CHANGES IN NET ASSETS	34

FINANCIAL HIGHLIGHTS	36

NOTES TO FINANCIAL STATEMENTS	40

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM	58

NOTICE OF PRIVACY POLICY & PRACTICES	59

ADDITIONAL INFORMATION	60

Schooner Fund (SCNAX)
Annual Shareholder Letter

Dear Fellow Shareholders,

The year ending 5-31-2012 was very successful on many levels for the Schooner Fund.  In our opinion, the return performance, risk performance, and growth of the Fund were all solid.  It was a challenging and wild year for the equity markets which finished at about the same levels.  Markets were dominated by the actions of foreign and domestic governments and quasi-governmental institutions, seemingly on a rinse and repeat cycle for the past three years.  Despite these challenging market conditions, the Fund’s total net return was +3.39% for the year, significantly beating both the S&P 500 total return of -0.41% and the Morningstar Long/Short category total return of -5.64%.  More importantly, the Fund achieved these returns with a much better risk profile compared to our benchmark, the S&P 500 Index and our peer group the Morningstar Long/Short category.  The Fund’s volatility of returns and maximum drawdown were about half that of the S&P 500 Index.  The hedging strategies around the core underlying large cap, diversified equity portfolio were responsible for the superior risk adjusted performance of the past year.  The derivative securities used in the dynamic hedging process consisted of selling single name front or second month out of the money call options against core long equities, selectively purchasing index puts or put spreads, and minimally using long convertible securities.  These securities were used in different proportions throughout the period as market conditions varied and implied and realized equity volatility changed.  The overall cash position of the fund was around 5% or less throughout the period.  Needless to say, we are always pleased with the combination of higher returns and less risk.

One Year Performance and Risk Statistics

This chart illustrates the performance of a hypothetical investment made in the Fund on 5/31/11-5/31/12.  It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge.  This chart does not imply future performance.

Risk Statistics (5/31/11 – 5/31/12)

	Annualized	Std	Best	Worst			Sharpe
5.31.11-5.31.12	Return %	Dev %	Qtr %	Qtr %	Beta	Alpha	Ratio
Schooner Fund (SCNAX)	3.39%	16.51%	9.66%	-7.63%	0.56	2.98	0.37
S&P 500	-0.41%	27.85%	12.59%	-13.87%	1.00	0.00	0.12
Morningstar Long/Short	-5.64%	12.34%	4.80%	-8.51%	0.44	-6.29	-0.62

	Cumulative 5.31.12			Annualized 5.31.12
			Since		Since
*Inception 8.29.08	1 YR	3 YR	Inception*	3 YR	Inception*
Without Maximum Sales Charge
Schooner Fund (SCNAX)	3.39%	34.50%	27.49%	10.38%	6.68%
S&P 500	-0.41%	51.76%	11.09%	14.92%	2.84%
Morningstar Long/Short Category	-5.64%	5.86%	-5.11%	1.91%	-1.39%
With 4.75% Maximum Sales Charge
Schooner Fund (SCNAX)	-1.50%	28.12%	21.41%	8.61%	5.31%

Performance reflects a net expense ratio of 2.01% pursuant to the waiver the advisor has contractually agreed to through 9/28/2021.  Gross annual fund operating expense ratio is 2.33%.  This waiver can only be terminated by, or with the consent of the Board of Trustees of the Trust for Professional Managers.  For performance data current to the most recent month end, contact your financial professional or call Schooner Funds at 1-866-724-5997.  The performance data contained within this material represents past performance, which does not guarantee future results.  The return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.  The Fund’s current performance may be higher or lower and is subject to substantial changes.  Performance figures assume that all distributions are reinvested.  Performance quoted without sales charges would be reduced if sales charges were applied.  Total return is based on net change in NAV assuming reinvestment of distributions.  Performance without the sales charge does not reflect the current maximum sales charge of 4.75%.  Had the sales charge been included, the Fund’s returns would have been lower.

One can see that the Schooner Fund has been able to achieve a favorable asymmetric return/risk profile for downside protection and upside participation.  The team utilizes different risk reducing hedging strategies in different volatility pricing environments and it is our belief that this versatility, and the expertise to effectively implement these strategies, leads to a return profile that has offered superior risk adjusted performance.  The Schooner Fund adheres to process driven principles in all market environments, and our stringent and repeatable process utilizes information gleaned from volatility pricing and other factors to position the portfolio appropriately regardless of the “reasons” for the markets movements.

The past year was filled with several significant milestones for the Fund.  The Schooner Fund (SCNAX) achieved its three year anniversary during the period, thus meeting a key industry threshold.  We are pleased that SCNAX (load waived) received a 5 Star Overall rating from Morningstar and SCNAX (loaded) received a 4 Star Overall Rating from Morningstar amongst 81 Long/Short Funds as of May 31, 2012.  The Overall Morningstar Rating for a fund is derived from a weighted average of the fund’s three, five and ten-year

Morningstar Ratings metrics, which are based on risk-adjusted return performance, if applicable.  For the period ending May 31, 2012, the Schooner Fund received a Morningstar rating of 5 stars (load waived) and 4 stars (loaded) amongst 81 Long/Short funds for the 3 year period.  SCNAX also received other third party endorsements from a number of research firms and leading consultants.  The Fund continues to see consistent asset growth, a continuation of which should benefit all shareholders, as it should lead to a reduction in expense ratios.

The goal of The Schooner Fund and this team, as always, is to provide you with equity exposure in a smarter way and with a focus on downside mitigation.  Regardless of what the coming year brings, we assure you that this will be our singular focus and commitment.

Regards,

Greg Levinson
Schooner Fund Portfolio Manager

Since Inception Return and Risk Statistics

This chart illustrates the performance of a hypothetical investment made in the Fund on 8/29/08-5/31/12.  It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge.  This chart does not imply future performance.

Risk Statistics Since Inception (8/29/08 – 5/31/12)

	Annualized	Std	Best	Worst			Sharpe	Max
8.29.08 - 5.31.12	Return %	Dev %	Qtr %	Qtr %	Beta	Alpha	Ratio	Drawdown
Schooner Fund (SCNAX)	6.68%	12.10%	13.67%	-7.63%	0.53	4.46	0.58	-19.41%
S&P 500	2.84%	20.88%	15.93%	-21.94%	1.00	0.00	0.23	-41.82%
Morningstar Long/Short	-1.39%	8.48%	6.43%	-8.51%	0.39	-2.74	-0.10	-18.08%

Past performance does not guarantee future results.

Opinions expressed in this letter are those of the Advisor, are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk; principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  The Fund may hold restricted securities purchased through private placements.  Such securities can be difficult to sell without experiencing delays or additional costs.

Diversification does not assure a profit or protect against loss in a declining market.

Alpha is a measure of performance on a risk-adjusted basis.  Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index.  The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta is a measure of the systematic risk of a portfolio in comparison to the market as a whole.  It is defined as the correlation between the excess returns of the portfolio and the excess returns of the market benchmark index multiplied by the annualized volatility of the portfolio divided by the annualized volatility of the benchmark index.

Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.  A drawdown is usually quoted as the percentage between the peak and the trough.

The Sharpe ratio is a ratio developed to measure risk-adjusted performance.  The Sharpe ratio tells us whether a portfolio’s returns are due to smart investment decisions or a result of excess risk.

Standard deviation is applied to the annual rate of return of an investment to measure the investment’s volatility.  Standard deviation is also known as historical volatility and is used by investors as a gauge for the amount of expected volatility.

The S&P 500 Total Return Index tracks both the capital gains of the S&P 500 and any cash distributions, such as dividends, and assumes these distributions are reinvested.  Looking at an index’s total return displays a more accurate representation of performance.  It is not possible to invest directly in an index.

Each Morningstar category average represents a universe of funds with similar investment objectives.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM (based on a Morningstar Risk Adjusted Return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

©2012 Morningstar, Inc.  All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Schooner Global Absolute Return Fund (SARIX)
Annual Shareholder Letter

Dear Shareholders:

As we write this letter, Schooner Global Absolute Return Fund (“SARIX” or “Fund”) has been operating for a little under seven months.  During this period, many new investors have joined our Fund.  Indeed, this letter may be our first direct contact with many of you.  It may be worthwhile, then, to provide a brief introduction to Schooner and the Fund before discussing the events since its inception.

As some of you may know, Schooner Investment Group strives to be a leader in the growing so-called “liquid alternative” space: mutual funds offering alternative and absolute return strategies.  Alternative and absolute return funds generally aim to invest in asset classes and use strategies that are not highly correlated with traditional investments such as long-only equities and fixed income.  As such, these investments may benefit investors by diversifying their portfolios of stocks and bonds.  In the past, investors could access these alternative investments primarily through hedge funds or other similar types of private investment vehicles.  Schooner as a firm is committed to offering alternative investments in open-end mutual fund format, providing access to a much broader investment base.  Prior to joining Schooner, we had also co-founded a $4-Billion absolute return mutual fund family, so we very much shared Schooner’s vision for the future of liquid alternatives.  Such was the genesis of the Fund.

SARIX is a multi-asset class fund providing investors with both long and short exposure to domestic and international equities, fixed income, currencies, and volatility.  We believe that investing across such a broad set of asset classes and geographies provides opportunities for maximum diversification, a recurring theme throughout our overall investment philosophy, which emphasizes risk management.  In addition to asset-class and geographical diversification, we also aim to achieve “strategy diversification”, where we dynamically allocate capital across multiple, currently seven, sub-strategies: four equities strategies designed to provide tactical equity exposure, capture the so-called size premium (return of small-cap equities over large-cap equities), capture the so-called value premium (return of value equities over growth equities), and capture the emerging markets premium (return of emerging market equities over developed market equities); a fixed income strategy providing tactical fixed income exposure; a currency strategy designed to capture the return spread between high-yielding and low-yielding currencies; and a volatility strategy designed to capture the return spread between different parts of the volatility term structure.  We design the sub-strategies to be minimally correlated with each other through hedging and it is in this sense that the sub-strategies provide an additional layer of diversification.  Also central to our active risk management methods, we tend to allocate more heavily to low-volatility sub-strategies and less heavily to high-volatility sub-strategies, a so-called “risk-parity” approach.  We should emphasize that these active risk management methods are quite dynamic, intended to respond to changing volatilities and correlations.  Finally, we also over-weight or under-weight the sub-strategies based on our expected return forecasts.  To sum up, our philosophy is to spread risk across multiple dimensions — asset class, geography, and strategy — and to do so intelligently: accounting for differences in volatility, correlation, and expected return.

We began managing the Global Absolute Return Fund on November 7, 2011, pursuant to a reorganization with the Nakoma Absolute Return Fund.  The period from that SARIX-inception date to present (May 31, 2012) turned out to be quite a tumultuous one in the financial markets, although these bursts of volatility have seemed to occur with increasing frequency in recent years, a “new normal” indeed.  Although the period from SARIX-inception to present, spans a little less than seven months, we have seen in two of those seven months, November 2011 and May 2012, S&P 500 Total Return Index intramonth drawdowns of 7% or greater.

Thus, this short period from SARIX inception was a fortuitous one for observing the potentially diversifying behavior of alternative investments during market tumult.  From November 8, 2011, to November 25, 2011, the S&P 500 Total Return Index returned -9.08%.  During this same period, SARIX returned -0.59%, compared to the Morningstar Multialternative Category return of -2.61% and HFRX Global Hedge Fund Index return of -1.55%.  The returns over the entire partial month November 7, 2011, to November 30, 2011, were S&P 500 Total Return Index: -0.88%, SARIX: -0.16%, Morningstar Multialternative Category: -1.13%, and HFRX Global Hedge Fund Index: -0.94% and our benchmark the BofA ML 3-Month U.S. T-Bill Index: 0.00%.

The other large intramonth drawdown for the S&P 500 Total Return Index occurred from May 1, 2012, to May 18, 2012, when the S&P 500 Total Return Index returned -7.69%.  During this drawdown, SARIX returned -0.61%, compared to the Morningstar Multialternative Category return of -2.30% and HFRX Global Hedge Fund Index return of -2.14%.  For the entire month of May 2012, the S&P 500 Total Return was -6.01%.  Despite the fact that May 2012 was the worst month since SARIX inception for the S&P 500 Total Return Index, SARIX managed to finish the month with a small positive return of +0.16%.  The Morningstar Multialternative Category return was -1.77%, while the HFRX Global Hedge Fund Index returned -1.69% and the benchmark BofA ML 3-Month U.S. T-Bill Index +0.01%.

(Unaudited)			BofA ML	Morningstar	HFRX Global	Barclays Cap
Since Inception	SARIX	S&P	3-Month	Multi	Hedge Fund	Agg Bond
		500	U.S. T-Bill Index	Alternative	Index	Index
11/7/11-5/31/12	-1.62%	5.30%	0.03%	-0.47%	0.14%	2.85%

Performance reflects a net expense ratio of 1.95% pursuant to the waiver the advisor has contractually agreed to through 6/1/2021.  Gross annual fund operating expense ratio is 2.33%.  This waiver can only be terminated by, or with the consent of the Board of Trustees of the Trust for Professional Managers.  For performance data current to the most recent month end, contact your financial professional or call Schooner Funds at 1-866-724-5997.  The performance data contained within this material represents past performance, which does not guarantee future results.  The return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.  The Fund’s current performance may be higher or lower and is subject to substantial changes.  Performance figures assume that all distributions are reinvested.

While some may find that looking at returns during notable market periods may provide some intuitive “feel”, two common statistical measures for correlation or dependence are the so-called R-squared and the Beta.  Using daily excess returns for the period from November 7, 2011, to May 31, 2012, the R-squared and Beta of SARIX to the S&P 500 Total Return Index were 0.14 and 0.11, respectively.  For comparison, the R-squared and Beta of the HFRX Global Hedge Fund Index to the S&P 500 Total Return Index were 0.63 and 0.13, respectively.  The much higher R-squared in particular of the HFRX Global Hedge Fund Index seems to indicate that, over this period, a much higher proportion of the HFRX Global Hedge Fund Index’s returns than SARIX’s returns were driven by overall equity market returns.

In terms of correlation with overall fixed income markets, over the same period from November 7, 2011, to May 31, 2012, again using daily excess returns, the R-squared and Beta of SARIX to the Barclays Capital Aggregate US Bond Total Return Index (the “Agg” index) was 0.0003 and -0.03, respectively.  The R-squared and Beta of the HFRX Global Hedge Fund Index to the Agg index was 0.08 and -0.27, respectively.  Thus, over this period, neither SARIX returns nor those of the broader hedge fund universe, as represented by the HFRX Global Hedge Fund Index, were very correlated to that of the overall fixed income markets, as represented by the Agg index.

In terms of an absolute measure of risk, for the period November 7, 2011, to May 31, 2012, SARIX annualized volatility, again measured from daily excess returns, was a relatively tranquil 4.67% compared to the 16.17% annualized volatility of the S&P 500 Total Return Index.

Total return for the Fund from November 7, 2011, to May 31, 2012, was -1.62% (Unaudited).  As mentioned above, the Fund invests in multiple sub-strategies, each designed to be minimally correlated to each other and to allow for tactical over-weighting and under-weighting based on our expected return forecasts.  Over this period, the Fund benefited from our tactical equity and fixed income allocations but suffered losses in our emerging markets, value premium, and currency strategies.

The Fund made extensive use of derivative instruments, such as futures contracts, to implement these strategies.  The derivative instruments provided exposure to underlying equities, fixed income, and volatility indexes, individual currencies, and treasury securities.  In some cases, the Fund took long positions in some derivatives or exchange-traded funds (ETFs) and short positions in other derivatives or ETFs in an attempt to capture the difference in returns between the corresponding underlyings.  In raw dollar terms, derivatives positions that made large positive contributions to the Fund’s profitability included futures positions on the MSCI EAFE Equity Index, the Japanese Yen, and the Russell 1000 Growth Equity Index.  Derivatives positions that made large negative contributions included futures positions on the S&P 500 Equity Index, the Russell 1000 Value Equity Index, and the CBOE Volatility Index (VIX).  However, we should re-emphasize that these positions in individual underlyings often represented just one component in one or more of the Fund’s sub-strategies rather than individual outright bets on the underlying index or security.  For example, in the Fund’s value premium strategy, the Fund may have held both Russell 1000 Growth Equity Index positions and Russell 1000 Value Equity Index positions.  Thus, the positive contribution of the Russell 1000 Growth Equity Index positions and the negative contribution of the Russell 1000 Value Equity Index positions are best viewed in combination, rather than as separate contributions.  As another example, the S&P 500 Equity Index futures positions were the aggregation of multiple S&P 500 Equity Index positions from different Fund sub-strategies.  In some cases, those positions were held as hedges against positions in other securities as part of the Fund’s aforementioned hedging and active risk management methodology.  Finally, the futures positions mentioned above may have included both long and short positions in the same underlying at different times, long positions and short positions in the same underlying in different sub-strategies, or long and short positions in the same underlying in the same sub-strategy at different futures expiries.

Obviously, we would have preferred that the Fund’s total returns over this period had been positive.  We are pleased, however, that our active risk management methods seemed to have performed well during the period’s most challenging months of November 2011 and May 2012.  Looking forward, we also believe that, over time, our multiple sub-strategies should positively complement each other and that Schooner Global Absolute Return Fund should prove to be a beneficial, diversifying component of investors’ portfolios.

Sincerely,

Brian Chen
Alec Petro
Portfolio Managers

Past performance does not guarantee future results.

Opinions expressed in this letter are those of the Advisor, are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Fund will invest in derivatives, including futures, swaps and forward foreign currency contracts, which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.  In addition, derivatives are subject to futures risk, swap agreement risk, liquidity risk, interest rate risk and credit risk.  Exposure to commodity markets through investments in commodities futures contracts may subject the Fund to greater volatility than investments in traditional securities.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price.  The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund.  Because the Fund invests in ETFs, it is subject additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  This investment may not be suitable for all investors.  Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Diversification does not assure a profit or protect against loss in a declining market.

Correlation is a statistical measure of how two securities move in relation to each other.  Beta is the measure of the systematic risk of a portfolio in comparison to the market as a whole.  It is defined as the correlation between the excess returns of the portfolio and the excess returns of the market benchmark index multiplied by the annualized volatility of the portfolio divided by the annualized volatility of the benchmark index.

R-squared is a statistical measure that represents the percentage of a fund or security’s movements that can be explained by movements in a benchmark index.

References to other mutual funds should not be interpreted as an offer of these securities.

The S&P 500 is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The HFRX Global Hedge Fund Index is an investable hedge fund index designed to provide returns that reflect the performance of the global hedge fund universe.  The Barclays Capital Aggregate U.S. Bond Total Return Index is made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed

Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.  The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.  The MSCI EAFE Equity Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  It consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000 Value Equity index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.  The CBOE Volatility Index (Chicago Board of Options Exchange) shows the market’s expectation of 30-day volatility.  It is constructed using the implied volatilities of a wide range of S&P 500 index options.  This volatility is meant to be forward looking and is calculated from both calls and puts.  The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge”.  It is not possible to invest directly in an index.

Each Morningstar category average represents a universe of funds with similar investment objectives.

SCHOONER FUNDS
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on investments of $1,000 invested at the beginning of the period and held for the entire period (12/1/11 – 5/31/12).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Schooner Fund you will pay a maximum initial sales charge of 4.75% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which each Fund invests in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Examples. The Examples include, but are not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SCHOONER FUNDS
Expense Example (Continued)
(Unaudited)

	Schooner Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2011	5/31/2012	12/1/2011–5/31/2012(1)
Actual	$1,000.00	$1,039.30	$10.15
Hypothetical (5% return
before expenses)	$1,000.00	$1,015.05	$10.02

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

	Schooner Global Absolute Return Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2011	5/31/2012	12/1/2011–5/31/2012(1)
Actual(2)	$1,000.00	$ 985.40	$10.97
Hypothetical (5% return
before expenses)(3)	$1,000.00	$1,013.95	$11.13

(1)
Expenses are equal to the Fund’s annualized expense ratio of 2.21%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio is 1.95%.

(2)	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $9.68.
(3)	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $9.82.

SCHOONER FUND
Investment Highlights
(Unaudited)

The Fund’s primary investment objective is long-term capital appreciation with the generation of moderate current income. The Fund seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity, convertible securities and single issuer equity call option securities of U.S. companies with large market capitalizations. The Fund considers companies with large market capitalizations (“large-cap companies”) to be those companies with market capitalizations of $5 billion or more. The Fund’s investment strategy consists of a three tiered approach, including:

1)manage an equity portfolio of  U.S. large-cap companies;
2)sell out-of-the-money single issuer call options against long equity positions;
3)selectively purchase U.S. convertible securities.

The Fund’s allocation of portfolio assets as of May 31, 2012 is shown below.

Allocation of Portfolio Assets
(% of Net Assets)

Continued

SCHOONER GLOBAL ABSOLUTE RETURN FUND
Investment Highlights (Continued)
(Unaudited)

The Fund’s primary investment objective is capital appreciation while maintaining a low or negative correlation over time with major equity indices.  Under normal market conditions, the Fund will invest in, or have exposure to, securities of issuers from at least three different countries (including the United States), with at least 40% of the Fund’s net assets invested in foreign securities or derivative instruments with exposure to foreign securities, including emerging markets securities.

As of May 31, 2012, the Funds portfolio allocation is shown below.

Allocation of Portfolio Assets
(% of Net Assets)

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of May 31, 2012(1)

			Since Inception
	1 Year	3 Years	(8/29/08)
Class A (with sales charge)	(1.50)%	8.61%	5.31%
Class A (without sales charge)	3.39%	10.38%	6.68%
S&P 500 Index	(0.41)%	14.92%	2.84%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 4.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

SCHOONER GLOBAL ABSOLUTE RETURN FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of May 31, 2012

Since
(11/7/11)*
Schooner Global Absolute Return Fund	(1.62)%
BofA Merrill Lynch 3 Month Treasury Bill Index	0.03%

*
On November 7, 2011, the Advisor took over management of the Fund following the Fund’s reorganization with the Nakoma Absolute Return Fund.  Due to the change in investment advisor, performance information is disclosed for the period after the Advisor began providing advisory services to the Fund (Note 1).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The BofA Merrill Lynch 3 Month Treasury Bill Index is an unmanaged index that tracks 3 Month U.S. Government Securities.

One cannot invest directly in an index.

SCHOONER FUNDS
Investment Highlights (Continued)
(Unaudited)

Schooner Fund
Growth of $10,000 Investment

Schooner Global Absolute Return Fund
Growth of $10,000 Investment

*
On November 7, 2011, the Advisor took over management of the Fund following the Fund’s reorganization with the Nakoma Absolute Return Fund.  Due to the change in investment advisor, performance information is disclosed for the period after the Advisor began providing advisory services to the Fund (Note 1).

SCHOONER FUND

Schedule of Investments

May 31, 2012

	Shares	Value

COMMON STOCKS 88.49%

Administrative and Support Services 0.62%
Paychex, Inc. (c)	26,000	$779,220

Beverage and Tobacco Product Manufacturing 0.89%
PepsiCo, Inc.	16,500	1,119,525

Broadcasting (except Internet) 0.57%
Comcast Corp. (c)	25,000	722,750

Building Material and Garden Equipment and Supplies Dealers 1.43%
Home Depot, Inc. (c)	17,500	863,450
Lowe’s Companies, Inc. (c)	35,000	935,200
		1,798,650

Chemical Manufacturing 8.26%
Abbott Laboratories	17,000	1,050,430
Bristol-Myers Squibb Co.	30,000	1,000,200
Dow Chemical Co. (c)	26,500	823,090
EI du Pont de Nemours & Co.	16,000	772,160
Eli Lilly & Co.	24,500	1,003,275
Gilead Sciences, Inc. (a)(c)	17,500	874,125
Johnson & Johnson	17,000	1,061,310
Merck & Co., Inc.	27,500	1,033,450
Mosaic Co. (c)	19,000	905,920
Pfizer, Inc.	40,000	874,800
Procter & Gamble Co.	16,000	996,640
		10,395,400

Computer and Electronic Product Manufacturing 11.85%
Agilent Technologies, Inc. (c)	25,500	1,036,830
Altera Corp. (c)	29,000	968,890
Analog Devices, Inc. (c)	28,000	1,018,360
Broadcom Corp. (c)	30,000	970,500
Cisco Systems, Inc. (c)	60,000	979,800
Dell, Inc. (a)(c)	60,000	739,800
EMC Corp. (a)(c)	42,500	1,013,625
Hewlett-Packard Co. (c)	40,000	907,200
Intel Corp.	38,000	981,920
International Business Machines Corp. (c)	4,500	868,050
Juniper Networks, Inc. (a)(c)	52,500	903,000
Northrop Grumman Corp.	16,000	940,000
QUALCOMM, Inc. (c)	15,000	859,650

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2012

	Shares	Value

Computer and Electronic Product Manufacturing 11.85% (Continued)
Raytheon Co.	18,000	$905,760
SanDisk Corp. (a)(c)	25,000	817,500
Texas Instruments, Inc. (c)	35,000	996,800
		14,907,685

Couriers and Messengers 0.71%
FedEx Corp. (c)	10,000	891,400

Credit Intermediation and Related Activities 5.25%
American Express Co. (c)	15,100	843,033
Bank of New York Mellon Corp. (c)	38,000	773,680
Capital One Financial Corp. (c)	16,000	821,920
JPMorgan Chase & Co. (c)	20,000	663,000
PNC Financial Services Group, Inc. (c)	15,000	921,300
SunTrust Banks, Inc. (c)	36,000	825,120
Wells Fargo & Co. (c)	28,000	897,400
Western Union Co. (c)	52,500	861,000
		6,606,453

Data Processing, Hosting and Related Services 0.64%
Automatic Data Processing, Inc.	15,500	808,325

Electrical Equipment, Appliance, and Component Manufacturing 1.57%
Corning, Inc. (c)	70,000	909,300
General Electric Co. (c)	56,000	1,069,040
		1,978,340

Fabricated Metal Product Manufacturing 0.76%
Cameron International Corp. (a)(c)	21,000	959,490

Food and Beverage Stores 0.79%
Kroger Co.	45,000	990,450

Food Manufacturing 3.38%
Archer-Daniels-Midland Co. (c)	28,000	892,640
Campbell Soup Co.	27,000	855,900
ConAgra Foods, Inc.	35,000	880,250
HJ Heinz Co.	16,000	849,280
Kraft Foods, Inc.	20,000	765,400
		4,243,470

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2012

	Shares	Value

General Merchandise Stores 0.46%
Target Corp.	10,000	$579,100

Health and Personal Care Stores 0.72%
Walgreen Co. (c)	29,500	900,340

Insurance Carriers and Related Activities 4.49%
Aflac, Inc. (c)	22,000	881,760
Allstate Corp.	10,000	339,400
MetLife, Inc. (c)	27,000	788,670
Prudential Financial, Inc. (c)	20,500	952,225
Travelers Companies, Inc.	11,500	718,635
UnitedHealth Group, Inc. (c)	17,000	948,090
WellPoint, Inc. (c)	15,000	1,010,850
		5,639,630

Machinery Manufacturing 4.63%
Applied Materials, Inc. (c)	85,000	878,050
Baker Hughes, Inc. (c)	24,500	1,022,385
Caterpillar, Inc. (c)	11,500	1,007,630
Deere & Co. (c)	13,500	997,245
Dover Corp. (c)	18,000	1,018,080
National Oilwell Varco, Inc. (c)	13,500	901,125
		5,824,515

Management of Companies and Enterprises 1.22%
Goldman Sachs Group, Inc. (c)	9,000	861,300
Morgan Stanley (c)	50,000	668,000
		1,529,300

Merchant Wholesalers, Nondurable Goods 1.50%
Cardinal Health, Inc.	20,000	827,600
Sysco Corp.	38,000	1,060,580
		1,888,180

Mining (except Oil and Gas) 1.53%
Freeport-McMoRan Copper & Gold, Inc. (c)	30,000	961,200
Newmont Mining Corp. (c)	20,500	966,780
		1,927,980

Miscellaneous Manufacturing 3.77%
3M Co.	12,000	1,012,920
Baxter International, Inc.	18,000	911,160

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2012

	Shares	Value

Miscellaneous Manufacturing 3.77% (Continued)
Medtronic, Inc. (c)	27,500	$1,013,100
Stryker Corp. (c)	17,500	900,375
Zimmer Holdings, Inc.	15,000	909,750
		4,747,305

Miscellaneous Store Retailers 0.73%
Staples, Inc. (c)	70,000	919,800

Motion Picture and Sound Recording Industries 0.77%
Time Warner, Inc. (c)	28,000	965,160

Oil and Gas Extraction 4.35%
Apache Corp. (c)	11,000	895,180
Devon Energy Corp. (c)	14,000	833,280
Hess Corp. (c)	21,500	939,550
Marathon Oil Corp. (c)	37,000	921,670
Noble Energy, Inc. (c)	11,500	971,290
Occidental Petroleum Corp. (c)	11,500	911,605
		5,472,575

Other Information Services 0.79%
Google, Inc. (a)(c)	1,700	987,462

Paper Manufacturing 1.46%
International Paper Co. (c)	30,000	876,000
Kimberly-Clark Corp.	12,000	952,200
		1,828,200

Petroleum and Coal Products Manufacturing 3.02%
Chevron Corp. (c)	8,500	835,635
ConocoPhillips	17,000	886,720
Exxon Mobil Corp.	12,000	943,560
Phillips 66 (a)(c)	6,000	180,180
Valero Energy Corp. (c)	45,000	949,500
		3,795,595

Pipeline Transportation 0.68%
Williams Companies, Inc. (c)	28,000	854,840

Professional, Scientific, and Technical Services 0.68%
VMware, Inc. (a)(c)	9,200	855,692

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2012

	Shares	Value

Publishing Industries (except Internet) 4.53%
Adobe Systems, Inc. (a)(c)	28,000	$869,400
Intuit, Inc. (c)	18,000	1,012,140
Microsoft Corp.	33,000	963,270
News Corp. (c)	52,000	1,008,800
Oracle Corp. (c)	36,000	952,920
Symantec Corp. (a)(c)	60,000	890,400
		5,696,930

Rail Transportation 1.46%
CSX Corp.	42,500	887,825
Norfolk Southern Corp. (c)	14,500	950,040
		1,837,865

Securities, Commodity Contracts, and Other Financial Investments
and Related Activities 0.79%
Charles Schwab Corp. (c)	80,000	996,800

Support Activities for Mining 0.72%
Halliburton Co. (c)	30,000	901,800

Telecommunications 4.34%
AT&T, Inc.	35,500	1,213,035
CenturyLink, Inc.	29,000	1,137,380
DISH Network Corp. (c)	33,500	939,340
Verizon Communications, Inc.	27,500	1,145,100
Viacom, Inc. (c)	21,500	1,026,195
		5,461,050

Transportation Equipment Manufacturing 3.80%
Ford Motor Co. (c)	90,000	950,400
General Dynamics Corp.	16,000	1,024,160
General Motors Co. (a)(c)	45,000	999,000
Johnson Controls, Inc. (c)	29,000	874,060
United Technologies Corp. (c)	12,500	926,375
		4,773,995

Utilities 4.61%
Duke Energy Corp.	30,000	659,400
Edison International	17,000	764,320
Entergy Corp.	15,500	1,000,215
Exelon Corp.	28,000	1,035,440
FirstEnergy Corp.	16,000	748,640

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2012

	Shares	Value

Utilities 4.61% (Continued)
PG&E Corp.	20,000	$874,000
Spectra Energy Corp.	25,000	717,750
		5,799,765

Waste Management and Remediation Services 0.72%
Waste Management, Inc.	28,000	908,320

Total Common Stocks (Cost $113,911,317)		111,293,357

Exchange-Traded Funds 9.42%
Consumer Discretionary Select Sector SPDR Fund	65,000	2,802,150
Consumer Staples Select Sector SPDR Fund	70,000	2,363,200
Energy Select Sector SPDR Fund (c)	12,500	794,750
Financial Select Sector SPDR Fund (c)	420,000	5,884,200
Total Exchange-Traded Funds (Cost $11,693,402)		11,844,300

Convertible Preferred Stocks 0.83%
Securities, Commodity Contracts, and Other Financial Investments
and Related Activities 0.83%
AES Trust III	21,000	1,038,870
Total Convertible Preferred Stocks (Cost $1,028,128)		1,038,870

Preferred Stocks 0.63%
Utilities 0.63%
PPL Corp.	15,000	786,000
Total Preferred Stocks (Cost $791,765)		786,000

Purchased Options 1.87%
Put Option
SPDR S&P 500 ETF Trust
Expiration: June, 2012, Exercise Price: $135.00	4,850	2,352,250
Total Purchased Options (Cost $2,098,978)		2,352,250

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2012

	Shares	Value

SHORT-TERM INVESTMENTS 0.46%
Money Market Fund 0.46%
AIM STIT-Treasury Portfolio, 0.020% (b)	580,570	$580,570
Total Short-Term Investments (Cost $580,570)		580,570
Total Investments (Cost $130,104,160) 101.70%		127,895,347
Liabilities in Excess of Other Assets (1.70)%		(2,143,310)
Total Net Assets 100.00%		$125,752,037

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at May 31, 2012.
(c)	All or a portion of this security is pledged as collateral for written options and may be subject to call options written. See Note 2 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Options Written

May 31, 2012

	Contracts	Value

Call Options

Adobe Systems, Inc.
Expiration: July, 2012, Exercise Price: $33.00	280	$22,120
Aflac, Inc.
Expiration: June, 2012, Exercise Price: $40.00	220	28,600
Agilent Technologies, Inc.
Expiration: June, 2012, Exercise Price: $42.00	255	17,595
Altera Corp.
Expiration: July, 2012, Exercise Price: $35.00	290	34,800
American Express Co.
Expiration: July, 2012, Exercise Price: $57.50	151	19,479
Analog Devices, Inc.
Expiration: June, 2012, Exercise Price: $36.00	280	21,000
Apache Corp.
Expiration: June, 2012, Exercise Price: $82.50	110	20,240
Applied Materials, Inc.
Expiration: July, 2012, Exercise Price: $11.00	50	950
Archer-Daniels-Midland Co.
Expiration: July, 2012, Exercise Price: $33.00	280	20,440
Baker Hughes, Inc.
Expiration: June, 2012, Exercise Price: $42.00	245	31,360
Bank of New York Mellon Corp.
Expiration: June, 2012, Exercise Price: $21.00	380	10,260
Broadcom Corp.
Expiration: June, 2012, Exercise Price: $33.00	300	19,800
Cameron International Corp.
Expiration: July, 2012, Exercise Price: $47.00	210	44,100
Capital One Financial Corp.
Expiration: June, 2012, Exercise Price: $50.00	160	29,440
Caterpillar, Inc.
Expiration: June, 2012, Exercise Price: $90.00	115	18,170
Charles Schwab Corp.
Expiration: June, 2012, Exercise Price: $13.00	708	10,620
Chevron Corp.
Expiration: June, 2012, Exercise Price: $100.00	85	10,030
Cisco Systems, Inc.
Expiration: July, 2012, Exercise Price: $17.00	600	18,000
Comcast Corp.
Expiration: June, 2012, Exercise Price: $29.00	250	14,750
Corning, Inc.
Expiration: June, 2012, Exercise Price: $13.00	700	24,500
Deere & Co.
Expiration: June, 2012, Exercise Price: $75.00	135	18,900
Dell, Inc.
Expiration: July, 2012, Exercise Price: $13.00	600	20,400

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Options Written (Continued)

May 31, 2012

	Contracts	Value

Devon Energy Corp.
Expiration: July, 2012, Exercise Price: $62.50	140	$22,400
DISH Network Corp.
Expiration: July, 2012, Exercise Price: $28.00	335	50,384
Dover Corp.
Expiration: July, 2012, Exercise Price: $60.00	180	18,900
Dow Chemical Co.
Expiration: June, 2012, Exercise Price: $31.00	265	26,765
EMC Corp.
Expiration: July, 2012, Exercise Price: $25.00	425	25,075
Energy Select Sector SPDR Fund
Expiration: July, 2012, Exercise Price: $65.00	125	22,100
FedEx Corp.
Expiration: June, 2012, Exercise Price: $90.00	100	14,800
Financial Select Sector SPDR Fund
Expiration: June, 2012, Exercise Price: $14.00	4,200	121,800
Ford Motor Co.
Expiration: June, 2012, Exercise Price: $10.00	450	32,400
Freeport-McMoRan Copper & Gold, Inc.
Expiration: June, 2012, Exercise Price: $33.00	300	22,500
General Electric Co.
Expiration: June, 2012, Exercise Price: $19.00	560	23,520
General Motors Co.
Expiration: June, 2012, Exercise Price: $23.00	450	13,950
Gilead Sciences, Inc.
Expiration: July, 2012, Exercise Price: $52.50	175	18,375
Goldman Sachs Group, Inc.
Expiration: July, 2012, Exercise Price: $95.00	90	54,000
Google, Inc.
Expiration: July, 2012, Exercise Price: $600.00	17	34,170
Halliburton Co.
Expiration: July, 2012, Exercise Price: $32.00	300	27,000
Hess Corp.
Expiration: July, 2012, Exercise Price: $47.50	215	25,800
Hewlett-Packard Co.
Expiration: June, 2012, Exercise Price: $22.00	400	38,000
Home Depot, Inc.
Expiration: June, 2012, Exercise Price: $50.00	175	12,600
International Business Machines Corp.
Expiration: July, 2012, Exercise Price: $200.00	45	14,175
International Paper Co.
Expiration: June, 2012, Exercise Price: $30.00	300	11,700
Intuit, Inc.
Expiration: June, 2012, Exercise Price: $55.00	180	35,550

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Options Written (Continued)

May 31, 2012

	Contracts	Value

Johnson Controls, Inc.
Expiration: June, 2012, Exercise Price: $30.00	290	$26,100
JPMorgan Chase & Co.
Expiration: July, 2012, Exercise Price: $35.00	200	20,000
Juniper Networks, Inc.
Expiration: July, 2012, Exercise Price: $18.00	525	43,575
Lowe’s Companies, Inc.
Expiration: June, 2012, Exercise Price: $27.00	350	20,300
Marathon Oil Corp.
Expiration: June, 2012, Exercise Price: $25.00	370	25,530
Medtronic, Inc.
Expiration: July, 2012, Exercise Price: $38.00	275	18,425
MetLife, Inc.
Expiration: July, 2012, Exercise Price: $30.00	270	39,690
Morgan Stanley
Expiration: July, 2012, Exercise Price: $13.00	500	71,000
Mosaic Co.
Expiration: July, 2012, Exercise Price: $50.00	190	34,580
National Oilwell Varco, Inc.
Expiration: July, 2012, Exercise Price: $70.00	135	33,480
Newmont Mining Corp.
Expiration: July, 2012, Exercise Price: $49.00	205	33,620
News Corp.
Expiration: June, 2012, Exercise Price: $20.00	520	11,700
Noble Energy, Inc.
Expiration: June, 2012, Exercise Price: $85.00	115	23,575
Norfolk Southern Corp.
Expiration: July, 2012, Exercise Price: $67.50	145	24,650
Occidental Petroleum Corp.
Expiration: July, 2012, Exercise Price: $82.50	115	28,635
Oracle Corp.
Expiration: June, 2012, Exercise Price: $26.00	360	34,560
Paychex, Inc.
Expiration: June, 2012, Exercise Price: $30.00	260	13,000
Phillips 66
Expiration: July, 2012, Exercise Price: $31.00	60	5,700
PNC Financial Services Group, Inc.
Expiration: June, 2012, Exercise Price: $62.50	150	12,000
Prudential Financial, Inc.
Expiration: June, 2012, Exercise Price: $48.00	205	14,760
QUALCOMM, Inc.
Expiration: June, 2012, Exercise Price: $57.50	150	20,100
SanDisk Corp.
Expiration: June, 2012, Exercise Price: $34.00	250	16,000

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Options Written (Continued)

May 31, 2012

	Contracts	Value

Staples, Inc.
Expiration: July, 2012, Exercise Price: $14.00	450	$9,000
Stryker Corp.
Expiration: June, 2012, Exercise Price: $52.50	175	7,875
SunTrust Banks, Inc.
Expiration: June, 2012, Exercise Price: $23.00	360	23,760
Symantec Corp.
Expiration: June, 2012, Exercise Price: $15.00	600	15,600
Texas Instruments, Inc.
Expiration: June, 2012, Exercise Price: $29.00	350	15,750
Time Warner, Inc.
Expiration: June, 2012, Exercise Price: $35.00	280	15,120
United Technologies Corp.
Expiration: June, 2012, Exercise Price: $75.00	125	14,875
UnitedHealth Group, Inc.
Expiration: June, 2012, Exercise Price: $55.00	170	28,730
Valero Energy Corp.
Expiration: July, 2012, Exercise Price: $23.00	450	25,155
Viacom, Inc.
Expiration: June, 2012, Exercise Price: $47.00	215	26,875
VMware, Inc.
Expiration: July, 2012, Exercise Price: $95.00	92	47,840
Walgreen Co.
Expiration: July, 2012, Exercise Price: $31.00	295	30,975
WellPoint, Inc.
Expiration: June, 2012, Exercise Price: $67.50	150	22,350
Wells Fargo & Co.
Expiration: June, 2012, Exercise Price: $32.00	280	22,680
Western Union Co.
Expiration: June, 2012, Exercise Price: $17.00	525	5,250
Williams Companies, Inc.
Expiration: July, 2012, Exercise Price: $32.00	280	18,480
Total Options Written (Premiums received $2,294,668)		$2,022,813

The accompanying notes are an integral part of these financial statements.

SCHOONER GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments

May 31, 2012

	Shares	Value

Exchange-Traded Funds 86.39%
iShares Barclays MBS Bond Fund	10,488	$1,137,528
iShares iBoxx Investment Grade Corporate Bond Fund	9,855	1,152,739
iShares Russell 2000 Value Index Fund	3,295	222,380
SPDR Barclays Capital International Treasury Bond ETF	72,637	4,259,434
Vanguard Total Bond Market ETF	82,775	6,995,315
Total Exchange-Traded Funds (Cost $13,774,959)		13,767,396
Total Investments (Cost $13,774,959) 86.39%		13,767,396
Other Assets in Excess of Liabilities 13.61%		2,168,015
Total Net Assets 100.00%		$15,935,411

Percentages are stated as a percent of net assets.

Schedule of Securities Sold Short

May 31, 2012

	Shares	Value

iShares Russell 1000 Growth Index Fund	2,567	$223,509
Total Securities Sold Short (Proceeds $229,420)		$223,509

The accompanying notes are an integral part of these financial statements.

SCHOONER GLOBAL ABSOLUTE RETURN FUND

Schedule of Open Futures Contracts

May 31, 2012

	Number			Unrealized
	of Contracts	Notional	Settlement	Appreciation/
Description	Sold	Value	Month	(Depreciation)
British Pound Currency	6	$577,913	June-12	$18,935
Canadian Dollar Currency	2	193,540	June-12	6,721
Swiss Franc Currency	2	257,500	June-12	17,199
Euro Dollar Currency	13	2,009,800	June-12	126,878
Japanese Yen Currency	10	1,595,875	June-12	(55,373)
CBOE Volatility Index	5	130,000	June-12	(21,971)
CBOE Volatility Index	3	82,050	July-12	(5,211)
S&P 500 Emini	90	5,891,400	June-12	106,873
Russell 1000 Growth	41	2,529,290	June-12	77,136
Mini MSCI EAFE Index	9	600,525	June-12	73,308
Total Futures Contracts Sold		$13,867,893		$344,495

	Number			Unrealized
	of Contracts	Notional	Settlement	Appreciation/
Description	Purchased	Value	Month	(Depreciation)
Australian Dollar Currency	1	$97,270	June-12	$(5,141)
New Zealand Dollar Currency	4	301,080	June-12	(22,584)
Norwegian Krone Currency	1	327,060	June-12	(21,189)
CBOE Volatility Index	5	140,250	September-12	15,781
CBOE Volatility Index	8	229,200	October-12	17,499
CBOE Volatility Index	7	202,650	November-12	15,174
CBOE Volatility Index	3	86,100	December-12	1,689
Mini MSCI Emerging
Markets Index	14	635,250	June-12	(69,242)
Russell 1000 Value Index	40	2,558,800	June-12	(75,010)
Russell 2000 Mini	55	4,186,050	June-12	(73,197)
US 10 Year Note	3	401,812	September-12	3,669
US 5 Year Note	5	620,938	September-12	1,974
US Long Bond	1	149,719	September-12	2,567
Total Futures
Contracts Purchased		$9,936,179		$(208,010)

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS

Statements of Assets and Liabilities

May 31, 2012

			Schooner Global
	Schooner		Absolute Return
	Fund		Fund
Assets
Investments, at value (cost $130,104,160
and $13,774,959 respectively)	$127,895,347		$13,767,396
Cash at custodian	170,684		339,704
Due from broker	262,410		500,000
Dividends and interest receivable	270,494		—
Variation margin on futures contracts	—		20,196
Receivable for investments sold	880,689		—
Deposits for short sales at broker	—		396,694
Deposits for futures contracts at broker	—		1,184,505
Receivable for Fund shares sold	433,308		4
Other assets	28,141		15,670
Total Assets	129,941,073		16,224,169

Liabilities
Options written, at value
(premiums received $2,294,668)	2,022,813		—
Short securities, at value (proceeds $229,420)	—		223,509
Payable for investments purchased	1,821,553		—
Payable for Fund shares redeemed	120,111		2,040
Payable to affiliates	48,200		24,228
Payable to Advisor	122,919		10,841
Payable for distribution fees	20,826		—
Accrued expenses and other liabilities	32,614		28,140
Total Liabilities	4,189,036		288,758
Net Assets	$125,752,037		$15,935,411

Net assets consist of:
Paid-in capital	$122,558,468		$45,596,242
Accumulated net investment income (loss)	77,450		(34,607)
Undistributed net realized gain (loss)	5,053,077		(29,761,057)
Net unrealized appreciation (depreciation) on:
Investments and purchased options	(2,208,813)		(7,563)
Futures contracts	—		136,485
Securities sold short	—		5,911
Written options	271,855		—
Net Assets	$125,752,037		$15,935,411
Net assets	$125,752,037		$15,935,411
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	5,322,971		873,577
Net asset value and redemption price per share	$23.62		$18.24
Maximum offering price per share	$24.80	(1)	$18.24

(1)	Reflects a maximum sales charge of 4.75% ($23.62/0.9525).

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS

Statements of Operations

For the Year Ended May 31, 2012

		Schooner Global
	Schooner	Absolute Return
	Fund	Fund(1)

Investment Income
Dividend income	$1,678,953	$212,568 (2)
Interest income	3,895	1,396
Total Investment Income	1,682,848	213,964
Expenses
Investment Advisory fees	886,597	275,583
Distribution fees	177,319	—
Administration fees	86,670	56,927
Custody fees	54,578	12,984
Transfer agent fees and expenses	51,243	111,577
Fund accounting fees	38,162	15,787
Federal and state registration fees	30,825	57,884
Audit and tax fees	20,631	18,826
Chief Compliance Officer fees and expenses	11,998	6,012
Reports to shareholders	11,494	13,523
Legal fees	9,488	25,435
Trustees’ fees and related expenses	6,780	12,032
Interest and Broker expenses	6,768	56,376
Dividend expense on short positions	—	71,503
Other expenses	7,283	13,085
Total Expenses	1,399,836	747,534
Expense recovery or (waivers) by Advisor – net (Note 4)	19,606	(272,768)
Net Expenses	1,419,442	474,766
Net Investment Income (Loss)	263,406	(260,802)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments and purchased options	3,395,886	1,940,236
Futures contracts	—	(331,783)
Swap contracts	—	14,180
Securities sold short	—	1,433,817
Written options	2,168,251	—
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	(4,438,963)	(3,320,218)
Futures contracts	—	136,485
Securities sold short	—	784,924
Written options	136,597	—
Net Realized and Unrealized Gain (Loss) on Investments	1,261,771	657,641
Net Increase in Net Assets from Operations	$1,525,177	$396,839

(1)	Operations prior to November 7, 2011 are that of the Nakoma Absolute Return Fund, the accounting survivor of the Reorganization (Note 1).
(2)	Net of $827 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statement of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2012	May 31, 2011

From Operations
Net investment income	$263,406	$114,201
Net realized gain (loss) on:
Investments and purchased options	3,395,886	(90,107)
Written options	2,168,251	812,346
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	(4,438,963)	2,234,990
Written options	136,597	205,395
Net increase in net assets from operations	1,525,177	3,276,825

From Distributions
Net investment income – Class A	(239,685)	(60,472)
Net realized gain on investments – Class A	(487,679)	(1,676,894)
Net decrease in net assets resulting
from distributions paid	(727,364)	(1,737,366)

From Capital Share Transactions
Proceeds from shares sold – Class A	94,460,976	35,806,538
Proceeds from exchange of Class C Shares*	—	420,220
Proceeds from shares sold – Class C	—	50,000
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	637,446	1,440,219
Payments for shares redeemed – Class A	(19,352,764)	(3,912,010)
Payments for shares redeemed – Class C*	—	(12,034)
Payments for exchange to Class A shares*	—	(420,220)
Net increase in net assets
from capital share transactions	75,745,658	33,372,713
Total Increase in Net Assets	76,543,471	34,912,172

Net Assets
Beginning of Period	$49,208,566	14,296,394
End of Period	$125,752,037	$49,208,566
Accumulated Net Investment Income	$77,450	$53,729

*	Class C shares converted to Class A shares on September 28, 2010. See Note 1 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

SCHOONER GLOBAL ABSOLUTE RETURN FUND

Statement of Changes in Net Assets

	Period Ended	Year Ended
	May 31, 2012(1)	May 31, 2011(2)
From Operations
Net investment loss	$(260,802)	$(3,323,892)
Net realized gain (loss) on:
Investments and purchased options	1,940,236	25,006,984
Futures contracts	(331,783)	—
Swap contracts	14,180	—
Securities sold short	1,433,817	(28,580,234)
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	(3,320,218)	(2,589,851)
Futures contracts	136,485	—
Securities sold short	784,924	—
Net increase (decrease) in net assets from operations	396,839	(9,486,993)

From Capital Share Transactions
Proceeds from shares sold	18,431,772	67,914,278
Payments for shares redeemed	(43,065,865)	(191,589,905)
Net decrease in net assets
from capital share transactions	(24,634,093)	(123,675,627)
Total Decrease in Net Assets	(24,237,254)	(133,162,620)

Net Assets
Beginning of Period	$40,172,665	$173,335,285
End of Period	$15,935,411	$40,172,665
Accumulated Net Investment Income (Loss)	$(34,607)	$—

(1)	Operations prior to November 7, 2011 are that of the Nakoma Absolute Return Fund, the accounting survivor of the Reorganization (Note 1).
(2)	Formerly the Nakoma Absolute Return Fund ( Note 1).

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Financial Highlights

Net Asset Value, Beginning of Period

Income (loss) from investment operations:
Net investment income (loss)(2)
Net realized and unrealized gain (loss) on investments

Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments

Total distributions paid

Net Asset Value, End of Period

Total return(3)(4)

Supplemental Data and Ratios:
Net assets, end of period (000’s)
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)
After waivers and reimbursements of expenses(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)
After waivers and reimbursements of expenses(5)
Portfolio turnover rate(4)

(1)	The Fund commenced operations on August 29, 2008.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.  It does not agree to the aggregate gains in the Statement of Operations due to fluctuation in share transactions during the period.

(7)	Amount is less than 0.5 cent per share.
(8)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.96% and 1.99% for the year ended May 31, 2012.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Period

Year Ended		Year Ended	Year Ended	Period Ended
May 31, 2012		May 31, 2011	May 31, 2010	May 31, 2009(1)
$23.11		$21.65	$18.90	$20.00

0.09		0.08	(0.17)	0.07
0.69		2.45	3.26	(1.12	)(6)
0.78		2.53	3.09	(1.05)

(0.09)		(0.04)	0.00 (7)	(0.05)
(0.18)		(1.03)	(0.34)	—
(0.27)		(1.07)	(0.34)	(0.05)
$23.62		$23.11	$21.65	$18.90
3.39%		11.81%	16.34%	(5.21)%

$125,752		$49,209	$13,930	$4,003

1.97	%(8)	2.31%	3.97%	7.96%
2.00	%(8)	2.00%	2.00%	2.00%

0.40%		0.04%	(2.76)%	(5.42)%
0.37%		0.35%	(0.79)%	0.54%
92.02%		179.08%	123.54%	95.55%

The accompanying notes are an integral part of these financial statements.

SCHOONER GLOBAL ABSOLUTE RETURN FUND

Financial Highlights

Net Asset Value, Beginning of Period

Income (loss) from investment operations:
Net investment income (loss)
Net realized and unrealized gain (loss) on investments and securities sold short

Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Return of capital

Total distributions paid

Net Asset Value, End of Period

Total return(4)

Supplemental Data and Ratios:
Net assets, end of period (000’s)
Ratio of expenses to average net assets, excluding dividend and interest expense on securities sold short, after waived or recaptured fees
Ratio of dividend and interest expense on securities sold short to average net assets
Ratio of expenses to average net assets, including dividend and interest expense on securities sold short, after waived or recaptured fees
Ratio of expenses to average net assets, including dividend and interest expense on securities sold short, before waived or recaptured fees
Ratio of net investment income (loss) to average
net assets, after waived or recaptured fees
Ratio of net investment loss to average
net assets, before waived or recaptured fees
Portfolio turnover rate-long positions, excluding short positions

(1)	Operations prior to November 7, 2011 are that of the Nakoma Absolute Return Fund, the accounting survivor of the Reorganization (Note 1).
(2)	Formerly the Nakoma Absolute Return Fund (Note 1).
(3)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.  It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.

(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Reflects the Nakoma Capital Management, LLC’s waiver or recapture of a portion of its management fees and/or other operating expenses.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Period

Year Ended May 31,
2012(1)	2011(2)		2010(2)	2009(2)		2008(2)
$18.14	$19.43		$21.32	$21.18		$21.19

(0.30)	(1.50)		(0.49)	(0.26)		(0.16)
0.40	0.21	(3)	(1.40)	0.40	(3)	0.20	(3)
0.10	(1.29)		(1.89)	0.14		0.04

—	—		—	—		(0.02)
—	—		—	—		—
—	—		—	—		(0.03)
—	—		—	—		(0.05)
$18.24	$18.14		$19.43	$21.32		$21.18
0.55%	(6.64)%		(8.86)%	0.66%		0.18%

$15,935	$40,173		$173,335	$231,895		$109,402

1.96%	1.99	%(5)	1.85%	1.86	%(5)	1.99	%(5)
0.72%	0.98%		0.79%	0.69%		0.62%

2.68%	2.97	%(5)	2.64%	2.55	%(5)	2.61	%(5)

4.23%	3.12%		2.64%	2.48%		2.57%

(1.47)%	(2.34	)%(5)	(1.99)%	(1.79	)%(5)	(0.59	)%(5)

(3.02)%	(2.49)%		(1.99)%	(1.72)%		(0.55)%
457%	120%		126%	115%		124%

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS
Notes to Financial Statements
May 31, 2012

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Schooner Fund, formerly known as the Schooner Growth and Income Fund, and Schooner Global Absolute Return Fund, formerly known as the Nakoma Absolute Return Fund (the “Fund” or “Funds”), represent a distinct series with their own investment objectives and policies within the Trust.  The assets of the Funds are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Schooner Investment Group, LLC (the “Advisor”).

The Schooner Fund became effective and commenced operations on August 29, 2008.  The Schooner Fund currently offers only Class A shares. Effective September 28, 2010, the Schooner Fund ceased offering its Class C shares to the public and began offering Class A shares only. The remaining Class C shares converted to Class A shares on September 28, 2010. Class A shares are subject to an initial maximum sales charge of 4.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases as set forth in the Fund’s prospectus. The investment objective of the Schooner Fund is long-term capital appreciation with the generation of moderate current income. The investment objective of the Schooner Global Absolute Return Fund is capital appreciation while maintaining a low or negative correlation over time with the major equity indices.

On November 7, 2011, the Schooner Global Absolute Return Fund (the “Schooner Global Fund”) acquired all of the assets and assumed all of the liabilities of the Nakoma Absolute Return Fund (the “Nakoma Fund”), a series of Nakoma Mutual Funds, in a tax-free exchange of shares and the subsequent liquidation of the Nakoma Fund (the “Reorganization”).  The Agreement and Plan of Reorganization was approved by the Board of Trustees of Nakoma Mutual Funds (“Nakoma Board”).  Pursuant to an agreement between Nakoma Capital Management, LLC (“Nakoma”) and the Advisor both parties agreed to equally share all expenses incurred in connection with the Reorganization, and the Advisor agreed to make certain payments to Nakoma for a period of five years following the completion of the Reorganization.

The Nakoma Fund was the accounting survivor of the Reorganization.  Consequently the Nakoma Fund’s financial history has been adopted by the Schooner Global Fund.  As a result, the financial history in this annual report for the periods prior to November 7, 2011 is that of the Nakoma Fund.  The Schooner Global Fund acquired the Nakoma Fund shares, through a tax-free exchange using a 1-for-1 exchange ratio.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

Number of shares outstanding of the Nakoma Fund prior to merger	840,622
Merger Exchange Ratio	1.000
Merger Conversion Ratio	1.000
Number of shares of the Schooner Global Fund
issued for shares of the Nakoma Fund	840,622
Unrealized appreciation of the Nakoma Fund prior to merger	$0
Unrealized appreciation of the Schooner Global Fund prior to merger	$0

There were no undistributed income or gain amounts unpaid prior to the merger of the Nakoma Fund.
	Prior to Merger	After Merger
Net assets of the Nakoma Fund	$15,582,906	$0
Net assets of the Schooner Global Fund	$0	$15,582,906

For financial reporting purposes, the net assets received and shares issued by the Schooner Global Fund were recorded at fair value.

The Statement of Operations reflects the operations of the Nakoma Fund for the period before the Reorganization and the operations of the Schooner Global Fund for the period after the Reorganization.  If the Reorganization had occurred on the first day of the Nakoma Fund’s fiscal year, the pro forma results of operations for the period ended May 31, 2012 would be unchanged as the Schooner Global Fund had no operations prior to November 7, 2011.

Since November 7, 2011, the Schooner Global Fund has been managed as a single, integrated portfolio.  As a result, it is not practicable to separate the amounts of revenue and earnings attributable to the Nakoma Fund that are included in the Statement of Operations between November 7, 2011 and May 31, 2012.

This annual report covers the period from June 1, 2011, the first date of the Nakoma Fund’s fiscal year, through May 31, 2012, the fiscal year end of the Schooner Global Fund.  Information shown includes data for the period from June 1, 2011 through November 6, 2011 (“Pre-Merger Period”) which belongs to the Nakoma Fund, combined with data for the period from November 7, 2011 through May 31, 2012 (“Post-Merger Period”) which belongs to the Schooner Global Fund.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not  reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last sale price at the closing of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and ask prices as of the close of such exchange of board of trade.

Swap agreements are generally traded over the counter and are valued by a Pricing Service using observable inputs.  On at least a weekly basis, the Advisor shall compare the prices provided by the Pricing Service against the prices provided by another independent dealer to assure the reasonableness of the prices.  If a price provided by a Pricing Service differs from the price provided by the independent dealer by 10% or more or the Advisor otherwise believes that the price provided by the Pricing Service is inaccurately stated, the Advisor shall price the swap using the average of two prices obtained by independent dealers.  In the event the Advisor determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2012, in valuing the Funds’ investments carried at fair value:

Schooner Fund
	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$111,293,357	$—	$—	$111,293,357
Exchange-Traded Funds	11,844,300	—	—	11,844,300
Convertible
Preferred Stocks	1,038,870	—	—	1,038,870
Preferred Stocks	786,000	—	—	786,000
Purchased Options	2,352,250	—	—	2,352,250
Short-Term Investments	580,570	—	—	580,570
Total Assets	$127,895,347	$—	$—	$127,895,347
Liabilities:
Written Options	$2,022,813	$—	$—	$2,022,813
Total Liabilities	$2,022,813	$—	$—	$2,022,813

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

Schooner Global Absolute Return Fund
	Level 1	Level 2	Level 3	Total
Assets(1):
Exchange-Traded Funds	$13,767,396	$—	$—	$13,767,396
Total Assets	$13,767,396	$—	$—	$13,767,396
Liabilities:
Securities Sold Short	$223,509	$—	$—	$223,509
Total Liabilities	$223,509	$—	$—	$223,509
Other Financial
Instruments(2)	$136,485	$—	$—	$136,485

(1)	See the Schedule of Investments for industry classifications.

(2)	Other financial instruments are futures contracts not reflected in the Schedule of Investments, which are reflected at the net unrealized appreciation (depreciation) on the instrument.

The Funds did not invest in any Level 3 investments during the year ended May 31, 2012. During the year ended May 31, 2012, there were no transfers between levels for the Funds. It is each Funds’ policy to record transfers between levels as of the end of the reporting period.

(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on futures contracts.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

(c)	Derivative Instruments

Schooner Fund

The Fund invested in derivative instruments such as purchased and written options during the year.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of May 31, 2012:

	Asset Derivatives		Liability Derivatives
Derivatives not
accounted for
as hedging	Statement of Assets &		Statement of Assets &
instruments	Liabilities Location	Value	Liabilities Location	Value
Equity Contracts –	Investments,		Options written,
Options	at value	$2,352,250	at value	$2,022,813
Total		$2,352,250		$2,022,813

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$4,012,302	$2,168,251	$6,180,553
Total	$4,012,302	$2,168,251	$6,180,553

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$842,830	$136,597	$979,427
Total	$842,830	$136,597	$979,427

(1)	Reflected within investments and purchased options on the Statement of Operations.

Schooner Global Absolute Return Fund

The Fund invested in derivative instruments such as futures contracts and swap contracts during the year.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of May 31, 2012:

	Asset Derivatives		Liability Derivatives
Derivatives not
accounted for
as hedging	Statement of Assets &		Statement of Assets &
instruments	Liabilities Location	Value	Liabilities Location	Value
	Net assets –		Net assets –
Equity Contracts –	Unrealized		Unrealized
Futures	appreciation*	$307,460	depreciation*	$(244,631)
Foreign Exchange	Net assets –		Net assets –
Contracts –	Unrealized		Unrealized
Futures	appreciation*	169,733	depreciation*	(104,287)
Interest Rate	Net assets –		Net assets –
Contracts –	Unrealized		Unrealized
Futures	appreciation*	8,210	depreciation*	—
Total		$485,403		$(348,918)

*
Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts.  Only the current days variation margin is reflected in the Statement of Asset and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for
as hedging instruments	Futures	Swaps	Total
Equity Contracts	$(552,585)	$14,180	$(538,405)
Foreign Exchange Contracts	214,382	—	214,382
Interest Rate Contracts	6,420	—	6,420
Total	$(331,783)	$14,180	$(317,603)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for
as hedging instruments		Futures	Total
Equity Contracts		$62,829	$62,829
Currency Contracts		65,446	65,446
Interest Rate Contracts		8,210	8,210
Total		$136,485	$136,485

Options

GAAP requires enhanced disclosures about the Funds’ derivative activities, including how such activities are accounted for and their effect on the Funds’ financial position and results of operations.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds enter into written call options to hedge against changes in the value of equities. The Funds’ option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Advisor writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Funds to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Funds may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Funds enter into written put options to hedge against changes in the value of purchased put options.

The Funds may purchase and write call and put options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Funds have the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  As a holder of a put option, the Funds have the right, but not the obligation, to sell a security at the exercise price during the exercise period.  As the writer of a put option, the Funds have the obligation to buy the underlying security at the exercise price during the exercise period.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Funds will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Funds have a realized gain or loss.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

Transactions in options written during the year ended May 31, 2012 for the Schooner Fund were as follows:
	Call Options
	Contracts	Premiums
Outstanding, beginning of year	7,075	$683,583
Options written	365,926	37,630,827
Options terminated in closing transactions	(346,202)	(35,926,607)
Options exercised	(517)	(77,081)
Options expired	(14)	(16,054)
Outstanding, end of year	26,268	$2,294,668

	Put Options
	Contracts	Premiums
Outstanding, beginning of year	7,330	$433,640
Options written	53,820	2,855,347
Options terminated in closing transactions	(55,050)	(2,805,876)
Options exercised	—	—
Options expired	(6,100)	(483,111)
Outstanding, end of year	—	$—

As of May 31, 2012, the fair value of long positions which served as collateral for call options written was $77,118,020.

As of May 31, 2011, there were 7,500 purchased options contracts outstanding.  During the year ended May 31, 2012, 75,680 options contracts were purchased, 15,600 purchased options contracts expired, and 62,730 purchased options contracts were terminated in closing transactions.  As of May 31, 2012, there were 4,850 purchased options contracts outstanding.

The Schooner Global Absolute Return Fund did not have any option transactions during the period.

Futures and Forward Currency Contracts

The Fund may enter into foreign currency forward exchange contracts primarily to hedge against foreign currency exchange rate risks on its investments.  When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.  At May 31, 2012, the Schooner Global Absolute Return Fund had cash and equivalents deposited as collateral with the broker for futures contracts of $1,184,505.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

The average monthly notional amount of futures during the period was as follows:

	Schooner	Schooner Global
	Fund	Absolute Return Fund
Long Futures	—	$6,319,515
Short Futures	—	$6,780,143

Swap Agreements

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives.  The Funds may enter into various swap transactions for investment purposes to manage equity risk.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are referred to as upfront payments.  The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss until contracts are closed.  A liquidation payment received or made at the

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk.  The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.  As of May 31, 2012, there were no swap contracts outstanding.  For the year ended May 31, 2012, the Schooner Global Absolute Return Fund recorded net realized gains of $14,180 resulting from swap activity.

The Schooner Fund did not invest in swaps during the period. The average monthly notional amount of swaps during the period for the Schooner Global Absolute Return Fund was $1,674,769.

(d)	Short Positions

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When either Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  Each Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, each Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At May 31, 2012, the Schooner Fund and Schooner Global Absolute Return Fund had collateral of $0 and $396,694, respectively for securities sold short.  The Schooner Global Absolute Return Fund’s deposit with broker for securities sold short is with one major security dealer.

(e)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

As of and during the year ended May 31, 2012, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Funds did not incur any interest or penalties.  The Schooner Funds are not subject to examination by U.S. taxing authorities for the tax years prior to the year ended May 31, 2009.

(f)	Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Funds. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(g)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h)	Share Valuation

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The Schooner Fund charged a 2.00% redemption fee for shares redeemed within seven days through September 27, 2010. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The Schooner Fund retained the fee charged as an increase in paid-in capital and such fees became part of the Schooner Fund’s daily NAV calculation.  Effective September 28, 2010, the redemption fee was eliminated from the Schooner Fund.  There were no redemption fees charged during the periods presented for the Funds.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

(i)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means. Expenses directly attributable to a specific class of shares are charged to that class.

(j)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions using the first in – first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis.

(3)	Federal Tax Matters

Schooner Fund

The tax character of distributions paid to the Schooner Fund’s shareholders is as follows:

	Ordinary Income	Long-Term Capital Gains
Year ended May 31, 2012	$251,914	$475,450
Year ended May 31, 2011	$1,216,629	$520,737

The Schooner Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended May 31, 2012.

As of May 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes(1)	$130,417,915
Gross tax unrealized appreciation	$4,902,536
Gross tax unrealized depreciation	(7,425,104)
Net tax unrealized depreciation	(2,522,568)
Undistributed ordinary income	6,827,152
Undistributed long-term capital gain	1,393,805
Total distributable earnings	8,220,957
Other accumulated gain/(loss)	(2,504,820)
Total accumulated earnings/(loss)	$3,193,569

(1)	Excludes written options.

The difference between book-basis and tax-basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales, mark-to-market on 1256 contracts and straddle adjustments.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

Schooner Global Absolute Return Fund

There were no distributions paid during the fiscal year ended May 31, 2011, and the fiscal year ended May 31, 2012.

As of May 31, 2012, the components of accumulated losses on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$13,837,663
Gross tax unrealized appreciation	$87,333
Gross tax unrealized depreciation	(157,600)
Net unrealized depreciation	(70,267)
Undistributed ordinary income	30,839
Undistributed long-term gains	—
Total tax distributable earnings	30,839
Other accumulated gain/loss	(29,621,403)
Total accumulated losses	$(29,660,831)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Loss
$226,195	$(226,195)

The Fund intends to utilize provisions of the federal income tax laws prior to the RIC Modernization Act of 2010 which allow it to carryforward capital losses for eight years following the year of loss and offset such losses against any future realized capital gains.  Any future losses realized must be utilized prior to previously generated losses, therefore it is possible that all or a portion of the capital loss carryforwards may expire.  At May 31, 2012, the Fund had capital loss carryforwards as follows:

	Capital Loss
Generated	Carryforward	Expiration
May 31, 2008	$144,298	May 31, 2016
May 31, 2009	12,569,991	May 31, 2017
May 31, 2010	7,000,309	May 31, 2018
May 31, 2011	9,509,982	May 31, 2019

As of May 31, 2012, the Fund had $402,735 of post-October losses.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Funds. Under the terms of the

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the annual rate of 1.25% for the Schooner Fund and 1.65% for the Schooner Global Absolute Return Fund of each Fund’s average daily net assets.  Prior to November 7, 2011, Nakoma was compensated for its management services at an annual rate of 1.50% of the Nakoma Fund’s average daily net assets.  During the Post-Merger Period, the Advisor earned $129,235 for its management services.  During the Pre-Merger Period, Nakoma earned $146,348 for its management services.  For a discussion of the Reorganization, see Note 1.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses to the extent necessary to ensure that the Funds’ operating expenses (excluding front-end or contingent deferred loads, taxes, leverage, interest, acquired fund fees and expenses, dividends on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.99% and 1.95% (the “Expense Limitation Cap”) of the Funds’ average daily net assets for Schooner Fund – Class A and Schooner Global Absolute Return Fund, respectively.  Prior to September 28, 2011 the Expense Limitation Cap for the Schooner Fund – Class A was 2.00%.  The Expense Limitation Caps are in effect through at least September 28, 2021 for the Funds, and subject to approval by the Advisor and Board of Trustees thereafter. For the year ended May 31, 2012, expenses of $9,820 for Schooner Fund – Class A shares and $92,177 for Schooner Global Absolute Return Fund were waived or reimbursed by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years.  For the year ended May 31, 2012, previously waived expenses of $29,426 were recouped by the Advisor for the Schooner Fund – Class A. The following table shows the remaining waived or reimbursed expenses for the Funds subject to potential recovery expiring:

	Schooner	Schooner Global
	Fund	Absolute Return Fund
May 31, 2013	$167,936	—
May 31, 2014	$101,299	—
May 31, 2015	$9,820	$92,177

During the Pre-Merger Period, Nakoma reduced its advisory fee and/or reimbursed expenses of the Nakoma Fund to the extent necessary to maintain the Nakoma Fund’s total annual expense ratio at no greater than 1.99% of the Nakoma Fund’s Expense Limitation Cap operating expenses, excluding those amounts defined above.  For the Pre-Merger Period Nakoma reimbursed expenses of $180,591, pursuant to the Expense Limitation Cap.  These expenses, as well as expenses reimbursed in prior fiscal years, are no longer subject to recoupment.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Schooner Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for Class A shares, for services to prospective Fund shareholders and distribution of Fund shares.  The Distributor earned fees of $177,319 from Class A shares during the year ended May 31, 2012.  At May 31, 2012, the Distributor was owed fees of $20,826 for Class A shares.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the year ended May 31, 2012, administration fees of $86,670 were incurred for the Schooner Fund.  At May 31, 2012, the Administrator was owed fees of $20,572 for the Schooner Fund.  For the period from November 7, 2011 through May 31, 2012, USBFS earned administration fees of $25,259 for the Schooner Global Absolute Return Fund.  Prior to November 7, 2011, UMB Fund Services, Inc. provided fund administration services.  At May 31, 2012, the Administrator was owed fees of $4,870 for the Schooner Global Absolute Return Fund.

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A. (“US Bank”), an affiliate of USBFS, serves as the Funds’ custodian.  For the year ended May 31, 2012, the Schooner Fund incurred $38,162, $51,243, and $54,578 in fund accounting, transfer agency, and custody fees, respectively.  For the period from November 7, 2011 through May 31, 2012, USBFS earned $13,583, $23,000, and $3,611 in fund accounting, transfer agency, and custody fees, respectively from the Schooner Global Absolute Return Fund.  Prior to November 7, 2011, UMB Fund Services, Inc. served as the fund accountant and transfer agent, and UMB Bank, N.A. served as the fund custodian.  At May 31, 2012, fees of $8,213, $9,011, and $8,401 were owed for fund accounting, transfer agency, and custody fees, respectively for the Schooner Fund.  At May 31, 2012, fees of $3,927, $10,865, and $1,054 were owed for fund accounting, transfer agency, and custody fees, respectively for the Schooner Global Absolute Return Fund.

The Schooner Fund has a line of credit with US Bank (see Note 10).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended May 31, 2012, $11,998 and $6,012 of the Trust’s Chief Compliance Officer fee was allocated to the Schooner Fund and Schooner Global Absolute Return Fund, respectively.  At May 31, 2012 fees of $2,003 and $3,512 were owed for the Chief Compliance Officer’s services from the Schooner Fund and Schooner Global Absolute Return Fund, respectively.

(7)	Capital Share Transactions

Transactions in shares of the Schooner Fund were as follows:

	Year Ended	Year Ended
Class A Shares	May 31, 2012	May 31, 2011
Shares sold	3,991,274	1,575,082
Shares exchanged from Class C(1)	—	18,594
Shares issued in reinvestment of distributions	27,643	63,614
Shares redeemed	(825,264)	(171,445)
Net increase	3,193,653	1,485,845

(1)	Class C shares converted to Class A shares on September 28, 2010.

	Year Ended	Year Ended
Class C Shares	May 31, 2012	May 31, 2011
Shares sold	—	2,316
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	(576)
Shares exchanged into Class A(1)	—	(18,849)
Net increase (decrease)	—	(17,109)

(1)	Class C shares converted to Class A shares on September 28, 2010.

Transactions in shares of the Schooner Global Absolute Return Fund were as follows:

	Year Ended	Year Ended
	May 31, 2012(1)	May 31, 2011(2)
Shares sold	995,984	3,568,744
Shares redeemed	(2,337,265)	(10,275,118)
Net decrease	(1,341,281)	(6,706,374)

(1)	Transactions prior to November 7, 2011 are that of the Nakoma Fund.
(2)	Formerly the Nakoma Fund.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2012

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and options, for the Funds for the year ended May 31, 2012 are summarized below.  There were no purchases or sales of U.S. Government securities for the Funds.

	Schooner	Schooner Global
	Fund	Absolute Return Fund
Purchases	$147,959,963	$42,573,268
Sales	$65,560,457	$45,554,503

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2012, Charles Schwab & Co., Inc. and National Financial Services, LLC, for the benefit of its customers, held 42.9% and 38.5% of the Schooner Fund’s outstanding shares, respectively.  SEI Private Trust Company held 54.9% of the shares of the Schooner Global Absolute Return Fund.

(10)	Line of Credit

At May 31, 2012, the Schooner Fund had a line of credit in the amount of $500,000, which matures on August 15, 2012.  This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate. The credit facility is with the Fund’s custodian, U.S. Bank, N.A.  During the year ended May 31, 2012, the Schooner Fund had borrowings on the line of credit on fifty-nine days, with an average borrowing and interest rate on those days of $395,610 and 3.25% respectively. Interest expense of $2,144 incurred during the year is included within interest and broker expenses on the Statement of Operations. $500,000 was the maximum amount of borrowings outstanding at various points during the year ended May 31, 2012.

(11)	Subsequent Event

Effective June 4, 2012, the Schooner Fund authorized a new class of shares, Class I shares, which commenced operations on June 22, 2012.

Report of Independent Registered Public Accounting Firm

To The Shareholders and Board of Trustees
Schooner Funds
(Trust for Professional Managers)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, options written, securities sold short and open futures contracts, of the Schooner Funds, comprising the Schooner Fund and the Schooner Global Absolute Return Fund (the “Funds”), each a series of the Trust for Professional Managers, as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Schooner Funds as of May 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
July 30, 2012

SCHOONER FUNDS
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SCHOONER FUNDS
Additional Information
(Unaudited)

Tax Information

The Schooner Fund designated 39.43% of its ordinary income distribution for the year ended May 31, 2012 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2012, 39.36% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Schooner Fund designated 4.85% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended May 31, 2012.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 866-724-5997.

Independent Trustees

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	27	Independent
615 E. Michigan St.		Term; Since	Chair of Accounting,		Trustee, USA
Milwaukee, WI 53202		August 22,	Marquette University		MUTUALS
Age: 57		2001	(2004–present).		(an open-end
investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	27	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 55		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

SCHOONER FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Jonas B. Siegel	Trustee	Indefinite	Retired; Managing	27	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 68		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		Fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011); Vice		Multi-Alternatives
			President, Secretary,		Fund complex
			Treasurer and CCO		(three closed-
			of Granum Series		end investment
			Trust (an open-end		companies);
			investment company)		Independent
			(1997–2007); President,		Manager,
			CAO and CCO, Granum		Ramius IDF, LLC
			Securities, LLC		(two closed-end
			(a broker-dealer)		investment
			(1997–2007).		companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	27	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 50	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 54	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present);
	Accounting	Since	UMB Investment
	Officer	September	Services Group
		10, 2008	(2000–2004).
(Treasurer)

SCHOONER FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 64	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President and	N/A	N/A
615 E. Michigan St.		Term; Since	Legal Compliance
Milwaukee, WI 53202		November 15,	Officer, U.S.
Age: 31		2005	Bancorp Fund
Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		January 10,	Bancorp Fund
Age: 38		2008	Services, LLC
(2002–present).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund
Age: 30		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 866-724-5997. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Schooner Fund’s proxy voting record for the most recent 12-month period ended June 30 is available and the Schooner Global Fund will be available without charge, upon request by calling toll free, 866-724-5997 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file their schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SCHOONER FUNDS

Investment Advisor	Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/12(1)	FYE 5/31/11(2)
Audit Fees	$31,250	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$7,000	$3,000
All Other Fees	$0	$0

(1)	Cost related to Schooner Fund and Schooner Global Absolute Return Fund.
(2)	Cost related to Schooner Fund only.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/12	FYE 5/31/11
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/12	FYE 5/31/11
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Trust for Professional Managers

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date    August 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date    August 7, 2012

By (Signature and Title)      /s/ John Buckel
John Buckel, Treasurer

Date    August 7, 2012